Exhibit 10.16
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1.	THIS CONTRACT IS A RATED ▶		RATING	Page 1 OF 37
		ORDER UNDER DPAS (15 CFR 350)			D0 C-9E

2.	CONTRACT (Proc. Inst. Ident.) NO.	3.	EFFECTIVE DATE SEE BLOCK 20C.	4.	REQUISITION/PURCHASE REQUEST/PROJECT NO.
M67854-04-D-1011

5.	ISSUED	CODE	M67854	6.	ADMINISTERED BY (If Other than 5)	CODE	S0512A
COMMANDER MARCORSYSCOM				DCMA VAN NUYS
ATTN IWS/R&R-Jeff Campbell				412 WEST BROADWAY, SUITE 211
2200 LESTER STREET				GLENDALE, CA 91204-1297
QUANTICO, VA 22134
BUYER: JEFF CAMPBELL (703) 432-6017 FAX: (703) 784-5023

7.	NAME AND ADDRESS OF CONTRACTOR (No., Street, City, County, State and ZIP CODE)	8.	DELIVERY
AEROVIRONMENT INC.		☐ FOB ORIGIN ☑ OTHER (See below)

222 EAST HUNTINGTON DR.		9.	DISCOUNT FOR PROMPT PAYMENT
MONROVIA, CA 91016	TIN: 95-2705790		N/A

PHONE (805) 581-2187	CAGE: 60107	10.	SUBMIT INVOICES	ITEM
FAX: (581-4512)	DUNS: 058024456	(4 Copies unless otherwise specified) TO THE ADDRESS SHOWN IN: ▶		SEE SECTION G

CODE	FACILITY CODE

11.	SHIP TO/MARK FOR	CODE	12.	PAYMENT WILL BE MADE BY	CODE

				HQ0339
PLEASE SEE INDIVIDUAL DELIVERY ORDER				DFAS-COLUMBUS CENTER
				DFAS-CO/WEST ENTITLEMENT OPERATIONS
				PO BOX 182381
				COLUMBUS, OH 43218-2381

13.	AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION.		14.	ACCOUNTING AND APPROPRIATION DATA
	☐ 10. U.S.C. 2304(C) ( )	☐ 41. U.S.C. 253(C) ( )		SEE INDIVIDUAL DELIVERY ORDERS

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE.	15F. AMOUNT

PLEASE SEE SECTION B

			15G. TOTAL AMOUNT OF CONTRACT		$ TBD/IDIQ

16. TABLE OF CONTENTS

	SEC	DESCRIPTION	PAGES		SEC	DESCRIPTION	PAGES

PART I — THE SCHEDULE					PART II — CONTRACT CLAUSES

X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	11

X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	9		PART III LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

X	C	DESCRIPTION/SPECS/WORK STATEMENT	1	X	J	LIST OF ATTACHMENTS	1

X	D	PACKAGING AND MARKING	1		PART IV — REPRESENTATIONS AND INSTRUCTIONS

X	E	INSPECTION AND ACCEPTANCE	2		K	REPRESENTATIONS, CERTIFICATIONS AND

X	F	DELIVERIES OR PERFORMANCE	4			OTHER STATEMENTS OF OFFERORS

X	G	CONTRACT ADMINISTRATION DATA	4		L	INSTRS, CONDS, AND NOTICES TO OFFERORS

X	H	SPECIAL CONTRACT REQUIREMENTS	3		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office). Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) the award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein)

18. ☒ AWARD (Contractor is not required to sign this document.) Your Final Technical Proposal dated 3 October 2003, on Solicitation Number      M57854—03-R1012      including the additions or changes made by you which additions or changes are set forth in full above. Is hereby accepted as to the items listed aove and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s soliciations and your offer, and (b) the award/contract. No further contractual document is necessary.

19A NAME AND TITLE OF SIGNER (Type or print)	20A NAME OF CONTRACTING OFFICER JEFFREY T. CAMPBELL

19B NAME OF CONTRACTOR		19C DATE SIGNED	20B	UNITED STATES OF AMERICA	20C DATE SIGNED
By			By	/s/ Jeffrey T. Cambell

	(Signature of person authorized to sign)			(Signature of person authorized to sign)

N 7540-01-152-8069	STANDARD FORM 26 (REV 4-85)
Prescribed by GSA FAR (48 CFR) 53-214(a)

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
0SECTION B — SUPPLIES/SERVICES AND PRICES/COSTS - Base

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0001	Dragon Eye (DE) air		Ea	See CLIN	See CLIN
	vehicles			0001 Matrix	0001 Matrix
0002	Ground Control		Ea	See CLIN	See CLIN
	Station			0002 Matrix	0002 Matrix
0003	Field Support Kit, contents to be determined		Ea	See CLIN 0003 Matrix	See CLIN 0003 Matrix

0001	DE Production Units in accordance with Section C of the Contract

Contract and Delivery Order Limitation Under CLIN 0001:
Ordering Period of Five (5) Years commencing Fiscal Year (FY) 2004

Contract Minimum: 12
Contract Maximum: 1026

Delviery Order Minimum: 1
Delivery Order Maximum: 1026

		13 months	25 months	37 months	49 months
	Contract	through 24	through 36	through 48	through 60
	Award	months after	months after	months after	months after
	through 12	contract	contract	contract	contract
Quantity	months	award	award	award	award
1-5	$[***]	$[***]	$[***]	$[***]	$[***]
6-10	$[***]	$[***]	$[***]	$[***]	$[***]
11-20	$[***]	$[***]	$[***]	$[***]	$[***]
21-50	$[***]	$[***]	$[***]	$[***]	$[***]
51-100	$[***]	$[***]	$[***]	$[***]	$[***]
101-250	$[***]	$[***]	$[***]	$[***]	$[***]
251-500	$[***]	$[***]	$[***]	$[***]	$[***]
501-1026	$[***]	$[***]	$[***]	$[***]	$[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM

0002	Ground Control Station, Production Units in accordance with Section C of the Contract.

Contract and Delivery Order Limitation Under CLIN 0002:
Ordering Period of Five (5) Years commencing Fiscal Year (FY) 2004

Contract Minimum: 3
Contract Maximum: 342

Delviery Order Minimum: 1
Delivery Order Maximum: 342

		13 months	25 months	37 months	49 months
	Contract	through 24	through 36	through 48	through 60
	Award	months after	months after	months after	months after
	through 12	contract	contract	contract	contract
Quantity	months	award	award	award	award
1-5	$[***]	$[***]	$[***]	$[***]	$[***]
6-10	$[***]	$[***]	$[***]	$[***]	$[***]
11-20	$[***]	$[***]	$[***]	$[***]	$[***]
21-50	$[***]	$[***]	$[***]	$[***]	$[***]
51-100	$[***]	$[***]	$[***]	$[***]	$[***]
101-200	$[***]	$[***]	$[***]	$[***]	$[***]
201-342	$[***]	$[***]	$[***]	$[***]	$[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM

0003	Field Support Kit Production Units in accordance with Section C of the Contract

Contract and Delivery Order Limitation Under CLIN 0003:
Ordering Period of Five (5) Years commencing Fiscal Year (FY) 2004

Contract Minimum: 3
Contract Maximum: 342

Delivery Order Minimum: 1
Delivery Order Maximum: 342

		13 months	25 months	37 months	49 months
	Contract	through 24	through 36	through 48	through 60
	Award	months after	months after	months after	months after
	through 12	contract	contract	contract	contract
Quantity	months	award	award	award	award
1-5	$[***]	$[***]	$[***]	$[***]	$[***]
6-10	$[***]	$[***]	$[***]	$[***]	$[***]
11-20	$[***]	$[***]	$[***]	$[***]	$[***]
21-50	$[***]	$[***]	$[***]	$[***]	$[***]
51-100	$[***]	$[***]	$[***]	$[***]	$[***]
101-200	$[***]	$[***]	$[***]	$[***]	$[***]
201-342	$[***]	$[***]	$[***]	$[***]	$[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION B — SUPPLIES/SERVICES AND PRICES/COSTS - Base

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0004	Initial Spares ( includes 2 unit blks)	1	Lot	$[***]	$[***]
0005	Technical Support to include Program Management, Systems Engineering, Configuration Management, Systems Integration, Sustaining Engineering and Design Support, and Fielding Support in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0005AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0005AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0005AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0006	Contractor Logistics Support for production ISSURSS units in accordance with Section C-1 Total Labor: 10,000 hrs Level of Effort for CLIN
0006AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0006AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0006AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0007	Contract Data Requirements List -DD Form 1423
0007AA	A001- Contractor’s	1	LOT	NSP	NSP
	Progress, Status and Management Report
0007AB	A002- Safety Assessment	1	LOT	NSP	NSP
0007AC	A003-Development	1	LOT	NSP	NSP
	Drawing and Associated Lists
0007AD	A004-Engineering	1	LOT	NSP	NSP
	Change Proposal (ECP)
0007AE	A005- Configuration	1	LOT	NSP	NSP
	Audit Summary Report (Physical)
0007AF	A006-Contract Work	1	LOT	NSP	NSP
	Breakdown Structure

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION B — SUPPLIES/SERVICES AND PRICES/COSTS - Option 1

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0101	Technical Support to include Program Management, Systems Engineering, Configuration Management, Systems Integration, Sustaining Engineering and Design Support and Fielding Support in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0101AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0101AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0101AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0102	Contractor Logistics Support for production ISURSS units in accordance with Section C-1. Total Labor:
	10,000 hrs Level of Effort for CLIN.
0102AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0102AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0102AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0103	Contract Data Requirements List - DD Form 1423
0103AA	B001- Contractor’s	1	LOT	NSP	NSP
	Progress, Status and Management Report
0103AB	B002-Engineering	1	LOT	NSP	NSP
	Change Proposal (ECP)

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION B — SUPPLIES/SERVICES AND PRICES/COSTS - Option 2

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0201	Technical Support to include Program Management, Systems Engineering, Configuration Management, Systems Integration, Sustaining Engineering and Design Support, and Fielding Support in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0201AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0201AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0201AC	Travel*	1	Lot	[***]$[***]	[***]$[***]
0202	Contractor Logistics Support for production ISURSS units in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0202AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0202AB	Materials/ODC**	1	Lot	[***]$[***]	[***]$[***]
0202AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0203	Contract Data	1	Lot	NSP	NSP
	Requirements List -(DD Form 1423)
0203AA	C001- Contractor’s	1	Lot	NSP	NSP
	Progress, Status and Management Report
0203AB	C002- Engineering	1	Lot	NSP	NSP
	Change Proposal (ECP)

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION B — SUPPLIES/SERVICES AND PRICES/COSTS - Option 3

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0301	Technical Support to include Program Management, Systems Engineering, Configuration Management, Systems Integration, Sustaining Engineering and Design Support, and Fielding Support in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0301AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0301AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0301AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0302	Contractor Logistics Support6 for production ISURSS units in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0302AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0302AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0302AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0303	Contract Data	1	Lot	NSP	NSP
	Requirements List -(DD Form 1423)
0303AA	D001- Contractor’s	1	Lot	NSP	NSP
	Progress, Status and Management Report
0303AB	D002- Engineering	1	Lot	NSP	NSP
	Change Proposal (ECP)

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION B — SUPPLIES/SERVICES AND PRICES/COSTS - Option 4

CLIN	DESCRIPTION	QTY	UNIT	UNIT PRICE	AMOUNT
0401	Technical Support to include Program Management, Systems Engineering, Configuration Management, Systems Integration, Sustaining Engineering and Design Support, and Fielding Support in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0401AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0401AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0401AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0402	Contractor Logistics Support6 for production ISURSS units in accordance with Section C-1. Total Labor: 10,000 hrs Level of Effort for CLIN.
0402AA	10,000 Hours Maximum*	10,000	Hours	$[***]	$[***]
0402AB	Materials/ODC**	1	Lot	[***]	[***]
				$[***]	$[***]
0402AC	Travel**	1	Lot	[***]$[***]	[***]$[***]
0403	Contract Data	1	Lot	NSP	NSP
	Requirements List -(DD Form 1423)
0403AA	E001- Contractor’s	1	Lot	NSP	NSP
	Progress, Status and Management Report
0403AB	E002- Engineering	1	Lot	NSP	NSP
	Change Proposal (ECP)

* Under SLIN’s 0005AA, 0006AA, 0101AA, 0102AA, 0201AA, 0202AA, 0301AA, 0302AA, 0401AA, and 0402AA, the contractor shall propose and provide one composite labor rate to support the level of effort listed in Section B. This shall be at a fixed hourly rate with individual tasking to be determined with individual Task Orders. Each SLIN represents a NTE amount, with no minimum amounts.
** Values specified for SLIN’s 0005AB, 0005AC, 0006AB, 0006AC, 0101AB, 0101AC, 0102AB, 0102AC, 0201AB, 0201AC, 0202AB, 0202AC, 0301AB, 0301AC, 0302AB, 0302AC, 0401AB, 0401AC, 0402AB, and 0402AC are for evaluation purposes only, actual amounts may vary with performance requirement. The specific amounts will be detremined and funded per Task Order.
[END OF SECTION]
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION C:     DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK
C-1 Statement of Work/System Specification
CLINs 0001, 0002, 0003, 0004, 0005, and 0006 and (if and to the extent exercised) Option CLINs 0101, 0102, 0201, 0202, 0301, 0302, 0401, and 0402 shall be performed in accordance with the Statement of Work (SOW) and the System Specification attached to this solicitation/contract.
C-2 Technical Data
All technical data, under CLIN 0007 and option CLINs 0103, 0203, 0303, and 0403 shall be prepared and delivered in accordance with the Contreact Data Requirements List (CDRL), DD Form 1423, (Section J, Attachment 3, of this document.)
[END OF SECTION]

C-1

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION D:PACKAGING AND MARKING
D-1 Supply Items
All supplies deliverable under this contract shall be prepared for delivery (Preserved, Packed, Palletized, and Marked) in acordance with ASTM D 3951-90 and the contractor’s best commercial practices, so as to preclude damage during transit and ensure safe delivery.
D-2 Marking Instructions
Marking of all deliverables (supplies and technical documentation) shall be in accordance with the contractor’s best commercial practices, using the latest vesion of MIL STD 129 as guidance.
[END OF SECTION]

D-1

SECTION E: INSPECTION AND ACCEPTANCE
E-1 52.252-2 CONTRACT CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
THIS CONTRACT INCORPORATES THE FOLLOWING REQUIRED CONTRACT CLAUSES BY REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF THEY WERE GIVEN IN FULL TEXT. UPON REQUEST, THE CONTRACTING OFFICER WILL MAKE THEIR FULL TEXT AVAILABLE.

FAR NUMBER	TITLE	DATE
52.246-2	Inspection of Supplies — Fixed Price	AUG 1996
52.246-3	Inspection of Supplies — Cost-Reimbursement	MAY 2001
52.246-4	Inspeciton of Services — Fixed Price	AUG 1996
52.246-6	Inspection — Time and Material and Labor Hour	MAY 2001
52.246-16	Responsibility for Supplies	APR 1984

DFARS NUMBER	TITLE
252.246-7000	Material Inspection and Receiving Report	DEC 1991
E-2 Inspection and Acceptance
E-2.1 Inspection and Acceptance — (CLIN 0004)
Government inspection and acceptance of supplies tendered under the above CLINs shall be made at origin in accordance with the inspection and acceptance clause cited herein. The Project Officer, his designated representative or the DCMC Representative is responsible for inspection and acceptance.
E-2.1.1 Inspection and Acceptance — (CLINs 0001, 0002, 0003, 0005 and 0006 and Option CLINs, 0101, 0102, 0201, 0202, 0301, 0302, 0401, and 0402 if and to the extent exercised)
Government inspection and acceptance of supplies and services tendered herein shall be made at destination in accordance with the inspection and acceptance clause cited herein. The Project Officer, his designated representative or the DCMC Representative is responsible for inspection and acceptance.
E-2.2 Inspection and Acceptance — Contract Data Deliverables (CLIN 0007 and Option CLINs 0103, 0203, 0303, and 0403 if and to the extent exercised)
Government inspection and acceptance of Program and Technical Data under the above Option CLINs shall be made at destination (per the DD Form 1423) in accordance with the inspection and acceptance clause cited herein. The project officer or his designated representative is responsible for inspection and acceptance.

E-1

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
E-2.3 Project Officer
The Project Officer for this contract is Commander, Marine Corps Systems Command, Code IWS Attn: LtCol Donald S. ruce, 2200 Lester Street, Quantico, Virginia 22134, telephone (703) 432-3634
Inspection and acceptance of contract deliverables are the responsibility of the Project Officer or his duly authorized representative(s) except as otherwise specified in the contract. Moreover, the Project Officer serves in a supporting role to the Contracting Officer, providing advice and expertise on technical issues. However, only the Contracting Officer has the authority to authorize deviations from the terms and conditions of this contract, including deviations from statement of work requirements. In the event the contractor does deviate, without written approval from the Contracting Officer, such deviation shall be at the risk of, and any costs related thereto, shall be borne by the Contractor.
[END OF SECTION]

E-2

SECTION F: DELIVERIES AND PERFORMANCE
F-1 52.252-2 CONTRACT CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
THIS CONTRACT INCORPORATES THE FOLLOWING REQUIRED CONTRACT CLAUSES BY REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF THEY WERE GIVEN IN FULL TEXT. UPON REQUEST, THE CONTRACTING OFFICER WILL MAKE THEIR FULL TEXT AVAILABLE.

FAR NUMBER	TITLE	DATE
52.242-15	Stop Work Order (APR 1984)	AUG 1989
52.242-17	Government Delay of Work	APR 1984
52.247-29	F.O.B. Origin	JUN 1988
52.247-34	F.O.B. Destination	NOV 1991

DFAR NUMBER	TITLE	DATE
252.242-7003	Application for U.S. Government Shipping Documentation/Instructions	DEC 1991
F-2 Delivery Terms
Deliveries shall be made on F.O.B. terms as indicated herein:

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM
SECTION F — DELIVERIES AND PERFORMANCE- Base

OPTION			DELIVERY DATE/PERIOD OF
ITEM	QTY/UNIT	DESTINATION	PERFORMANCE
0001	In accordance with Delivery Order	FOB Destination, in accordance with delivery order	In accordance with Delivery Order. See F-4
0002	In accordance with Delivery Order	FOB Destination, in accordance with delivery order	In accordance with Delivery Order. See F-4
0003	In accordance with Delivery Order	FOB Destination, in accordance with delivery order	In accordance with Delivery Order. See F-4
0004	1/Lot	FOB Origin	No later than 60 days after receipt of order
0005	10,000/Hours	FOB Destination, in accordance with delivery order	Contract award through 12 months
0006	10,000/Hours	FOB Destination, in accordance with delivery order	Contract award through 12 months
0007	Per DD Form 1423	Per DD Form 1423	Per DD Form 1423
SECTION F — DELIVERIES AND PERFORMANCE- OPTION 1

DELIVERY
OPTION	QTY/		DATE/PERIOD OF
ITEM	UNIT	DESTINATION	PERFORMANCE
0101	10,000/Hours	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option
0102	10,000/Hours	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option
0103	Per DD Form 1423	Per DD Form 1423	Per DD Form 1423
SECTION F — DELIVERIES AND PERFORMANCE- OPTION 2

DELIVERY
OPTION			DATE/PERIOD OF
ITEM	QTY/UNIT	DESTINATION	PERFORMANCE
0201	10,000/Hours	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option
0202	10,000/Hours	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option
0203	Per DD Form 1423	Per DD Form 1423	Per DD Form 1423
SECTION F — DELIVERIES AND PERFORMANCE- OPTION 3

DELIVERY
DATE/PERIOD OF
OPTION ITEM	QTY/ UNIT	DESTINATION	PERFORMANCE
0301	10,000/Hours *	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option
0302	10,000/Hours	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option

Interim Small Unit Remot Scouting System	Contract No.: M67854-04-D1011
MARCORSYSCOM

DELIVERY
DATE/PERIOD OF
OPTION ITEM	QTY/ UNIT	DESTINATION	PERFORMANCE
0303	Per DD Form 1423	Per DD Form 1423	Per DD Form 1423
SECTION F — DELIVERIES AND PERFORMANCE- OPTION 4

DELIVERY
OPTION	QTY/		DATE/PERIOD OF
ITEM	UNIT	DESTINATION	PERFORMANCE
0401	10,000/Hours*	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option
0402	10,000/Hours*	FOB Destination, in accordance with delivery order	For a period of 12 months after exercise of option
0403	Per DD Form 1423	Per DD Form 1423	Per DD Form 1423

* Each CLIN represents a NTE amount, with no minimum amounts.
F-3 Contract Type
A fixed price Indefinite Delivery/Indefinite Quantity (ID/IQ) is the contract type effective for the effective period of performance of this contract. Performance shall be made only as authorized by Delivery Orders issued in accordance with the ordering clause of this contract.
Each Delivery Order will contain, among other information, the date of the order, the order number, the exact quantity of units to be delivered, delivery or performance date, place of delivery, any special shipping instructions, pricing, and accounting and appropriation data. The unit price of each Delivery Order will be determined by the ordering period and the number of units ordered in accordance with Section B of the contract. Individual orders will be issued using the single price for the increment that corresponds to the total quantity being purchased on that order for the year in which the order is placed. Quantities are not cumulative from order to order. The unit price of each order is determined by the total quantity for that order only, regardless of the previous number of orders issued or the total of previous quantities ordered. Delivery of units under a specific Delivery Order shall not be combined with delivery of units under another Delivery Order. Delivery Orders will incorporate all clauses of the contract.
F-4 Production Item Rate of Delivery (CLINs 0001, 0002, and 0003)
The Government reserves the right to require a rate of up to, but not exceeding 45 air vehicles, 15 GCS and 15 Field Support Kits every thirty (30) calendar days beginning one hundred and twenty (120) days after issuance of the first Delivery Order for these items.
Deliveries under subsequent Delivery Orders shall begin within ninety (90) calendar days after the scheduled completion of the previous Delivery Order unless the subsequent order is issued more than ninety (90) calendar days before the scheduled completion date of the previous order. In such case deliveries under the subsequent order shall begin within (30) calendar days after the scheduled completion date of the previous order. When subsequent Delivery Orders are issued after the scheduled completion date of deliveries under the previous order, deliveries shall begin within ninety (90) calendar days after issuance of the new order. The rate of delivery in all cases shall be no more than 45 air vehicles, 15 GCS and 15 Field Support Kits every thirty (30) calendar days. For any order quantity of less than 45 air vehicles, 15 GCS and 15 Field Support Kits, delivery shall be for the specified quantity in accordance with the schedule.

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The following chart indicates the anticipated distribution plan (in units):

	Air
Location	Vehicles	GCS	FSK
Camp Pendleton, CA.	192	64	64
Miramar MCAS, CA.	12	4	4
Twenty-Nine Palms, CA.	84	28	28
Norfolk, VA.	9	3	3
Camp Lejeune, NC.	216	72	72
Cherry Point, NC.	12	4	4
Japan	54	18	18
Hawaii	48	16	16
San Bruno, CA	39	13	13
Kansas City, MO.	39	13	13
Worcester, MA.	39	13	13
Fort Worth, TX.	18	6	6
New Orleans, LA.	6	2	2
Mobile, AL.	3	1	1
Kaneohe, HI.	3	1	1
San Diego, CA.	15	5	5
Rochester, NY.	15	5	5
Camp Pendleton, CA.	12	4	4
Baltimore, MD.	3	1	1
San Antonio, TX.	3	1	1
Marietta, GA.	12	4	4
Selfridge, MI	15	5	5
Support Establishment (Contractor’s Facility)	177	59	59
Total	1026	342	342

SECTION G: CONTRACT ADMINISTRATION DATA
G-1 POINT OF CONTACTS
a) Contract Administration Office
Contract administration functions (see FAR 42.302, DFAR 242.302) are assigned to:
DCMA VAN Nuys
412 West Broadway, Suite 211
Glendale, CA 91204-1297
Attn: Connie Vujic, 818-265-0536, Ext 14 or FAX 818-265-1159
Contract administration functions withheld, additional contract administration functions assigned, or special instructions: NONE
b) Paying Office
The Paying office which will make payments is designated as follows:
DFAS-Columbus Center
DFAS-CO/West Entitlement Operations
PO BOX 182381
Columbus, OH 43218-2381
c) Purchasing Office:
The Purchasing Office Point of Contact for this procurement is:
Mr. Jeffrey T. Campbell, Contracting Officer
Commander
Marine Corps Systems Command
Attn: IWS/RR-Jeff Campbell
2200 Lester Street
Quantico, VA 22134
Phone: (703) 432-6017
G-2 ACCOUNTING CLASSIFICATION REFERENCE NUMBER (ACRN)
The Accounting Classification Reference Number (ACRN) is the double letter prefix to the long line accounting classification citation number contained in the accounting data sheet attached to the contract, or listed below. It is used as a method for tracking expenditures against individual contract line items. In instances where multiple long line accounting classification numbers are applicable to single line items, each will be prefixed by a separate ACRN. Each line item, subline item, task and subtask listed in the schedule or Statement of Work shall have an accounting classification reference number assigned at the time of award or upon issuance of the task or delivery order.

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ACRN designations “TA” through “T9” will be utilized to identify accounting classification data on contract modifications, calls, orders, or work requests under contracts, basic ordering agreements or blanket purchasing agreements issued by offices other than Marine Corps Systems Command.
The applicable Accounting and Appropriation data are as follows:
As cited on delivery orders.
G-3 Submission of Invoices
G-3.1 5252.232-9000 (NAPS) SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992)
(a) “Invoice” as used in this clause does not include contractor requests for progress payments.
(b) The contractor shall submit original invoices with copies to the address identified in the-solicitation/contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14), unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155-Block 13 or SF 26-Block 10).
(c) The use of copies of the Material Inspection and Receiving Report (MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.
(d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.
(e) The contractor shall prepare:

X	a separate invoice for each activity designated to receive the supplies or services.

_	a consolidated invoice covering all shipments delivered under an individual order.

_	either of the above.
(f) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee (forward acceptance verification to the designated payment office.
* Check applicable procedure.
(End of clause)
G-3.2 5252.232-9001 (NAPS) SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)
(a) “Invoice” as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

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(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and ___copies, to the contract auditor at the following address:
                     TBD
unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to TBD                                                                                                                                .
Following verification, the contract auditor* will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.
(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than ___5___calendar days between performance and submission of an interim payment invoice.
(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:
(1)	Contract line item number (CLIN)

(2)	Subline item number (SLIN)

(3)	Accounting Classification Reference Number (ACRN)

(4)	Payment terms

(5)	Procuring activity

(6)	Date supplies provided or services performed

(7)	Costs incurred and allowable under the contract

(8)	Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided

(e)	A DD Form 250, “Material Inspection and Receiving Report”,
X is required with each invoice submittal.
is required only with the final invoice.
is not required.
(f) A Certificate of Performance
** shall be provided with each invoice submittal.

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                     is not required.
(g) The Contractor’s final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.
(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.
(End of clause)
G-4 Additional Distribution of Invoices
Copies of all invoices and/or DD Form 250s shall be provided to the Procuring Contracting Office, Project Officer, and Administrative Contract Office, each identified above in paragraph G-1.
G-5 Post-Award Orientation Conference
(1) A Post-Award Orientation Conference shall be conducted within thirty (30) days after contract award with representation by the contractor, cognizant Contract Administration Office, and U.S. Marine Corps. The Administrative Contracting Officer (ACO) will act as chairperson. The Post Award Orientation Conference shall be conducted at the offeror(s) selected for award’s facility as provided by FAR 42.5, at no additional cost to the Government. In no event shall the Post-Award Orientation Conference constitute grounds for excusable delay by the contractor in performance of any provision in the contract. [END OF SECTION]

SECTION H: SPECIAL CONTRACT REQUIREMENTS
H-1 Contractor Notice Regarding Late Delivery
In the event that the contractor, for any reason, anticipates or encounters difficulty in complying with the contract delivery schedule or date, or in meeting any of the other requirements of the contract, they shall immediately notify the Administrative and Procuring Contracting Officers (ACO and PCO) in writing, providing all of the pertinent details. This data shall be informational only in character and its receipt by the Government shall not be construed as a waiver by the Government of (i) any delivery schedule or date, (ii) compliance with any other contract requirement by the contractor, or (iii) any other rights or remedies belonging to the Government under law or otherwise under this contract.
H-2 Incorporation of Representations and Certifications by Reference
All representations and certifications and other written statements made by the contractor in response to SECTION K of the solicitation or at the request of the contracting officer, incident to the award of the contract or modification of this contract, are hereby incorporated by reference with the same force and effect as if they were given in full text.
H-3 Contract Changes
H-3.1 No order, statement, or conduct of Government personnel who might visit the contractor’s facility or in any other manner communicate with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract.
H-3.2 No understanding or agreement, contract modification, change order, or other matter deviating from or constituting an alteration or change of the terms of the contract shall be effective or binding upon the Government unless formalized by contractual documents executed by the contracting officer or his or her designated representative.
H-3.3 The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in the contract, the said authority remains solely with the Contracting Officer. In the event that the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority at the contractor’s expense, and no adjustment shall be made in the contract price or other contract terms and conditions as consideration for the aforementioned unauthorized change. Further, should the unauthorized change be to the Government’s detriment, the contractor may be held financially responsible for its correction.
H-4. Reserved
H-5 Responsibility in Subcontracting
The contractor shall provide the technology processes, test procedures, data, drawings, and/or other information required to facilitate competition to the fullest extent feasible, and assure performance by selected subcontractors. The contractor will be fully responsible for assuring that all appropriate contractual provisions and clauses are passed down to its subcontractors, and that those provisions are enforced.

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H-6 Central Contractor Registration
All offerors must ensure that they are registered in the Central Contractor Registration. This is mandatory for award of any Government contract. To register, please go on-line to http:/ccr.edi.disa.mil.
H-7 Exercise of Options
Options shall be exercised in accordance with FAR 52.217-7 OPTION FOR INCREASED QUANTITY-SEPARATELY PRICED LINE ITEM (MAR 1989), and the Procuring Contracting Officer (PCO) shall exercise on or before the date provided below:

Option Item	PCO shall exercise on or before:
0101 through 0103	On or before 12 months after contract award
0201 through 0203	On or before 24 months after contract award
0301 through 0303	On or before 36 months after contract award
0401 through 0403	On or before 48 months after contract award
H-8 EVOLUTIONARY UPGRADES
This solicitation does not include CLINs for the evolutionary upgrades anticipated to fully meet the user’s needs as the requirements for the system become clearer over time. Upgrades such as an infrared camera, a new GPS subsystem, and improved communications equipment are envisioned. It is not appropriate, at this time, to establish CLINs for these requirements since specific mission roles must be further defined. When final definition of these specific mission roles and spares has been completed, the Government reserves the right to negotiate with the contractor for the purpose of a sole source acquisition and incorporate the acquisition as part of this contract, by modification, or establish a separate contract document, whichever is appropriate.
H-9 FIRM FIXED PRICE TASK ORDERS (CLINs 0005 and 0006 and Option CLINs, 0101, 0102, 0201, 0202, 0301, 0302, 0401, and 0402 if and to the extent exercised)
A Firm Fixed Price Task Order provides for a price that is not subject to any adjustments on the basis of the contractor’s cost experience in performing the Task Order. Firm Fixed Priced Task Orders shall be priced in accordance with the rate schedule contained in Section B. The rates in Section B are loaded to include all indirect rates and profit. At the time the order is placed, these rates shall be used to establish the price of the order.
H-10 TIME AND MATERIAL TASK ORDERS (CLINs 0005 and 0006 and Option CLINs, 0101, 0102, 0201, 0202, 0301, 0302, 0401, and 0402 if and to the extent exercised)
Time and Material (T&M) Task Orders shall be priced in accordance with the rates in Section B to establish a ceiling price. The rates in Section B are fully loaded to include all indirect rates plus profit. At the time the order is placed, these rates together with Other Direct Costs and travel, shall be used to establish a ceiling amount for the order.
H-11 ORDERING PROCEDURES FOR TASK ORDERS (CLINs 0005 and 0006 and Option CLINs, 0101, 0102, 0201, 0202, 0301, 0302, 0401, and 0402 if and to the extent exercised)
For each proposed Technical Support and Contractor Logistics Support order (i.e. Task Order), the Contracting Officer will provide the contractor with a task request letter and Statement of Work (SOW)

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detailing the effort to be accomplished. Accordingly, the contractor will be required to submit a proposal to the Contracting Officer detailing the type of order preferred, the amount and mix of labor hours and, if applicable, the associated “other direct costs” and travel required to complete the specified task. After submission of the contractor’s proposal and supporting documentation, if applicable, the contractor and the Contracting Officer shall negotiate a bilateral order finalizing the price (i.e. the labor hours and other direct costs) and delivery requirements.
H-12 Reserved
[END OF SECTION]

SECTION I: CONTRACT CLAUSES
I-1 52.252-2 CONTRACT CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
THIS CONTRACT INCORPORATES THE FOLLOWING REQUIRED CONTRACT CLAUSES BY REFERENCE, WITH THE SAME FORCE AND EFFECT AS IF THEY WERE GIVEN IN FULL TEXT. UPON REQUEST, THE CONTRACTING OFFICER WILL MAKE THEIR FULL TEXT AVAILABLE.
Also, the full text of a clause may be accessed electronically at these addresses:
http://www.arnet.gov/far/           or           http://farsite.hill.af.mil/
I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES/PROVISIONS

NUMBER	TITLE	DATE
52.202-1	Definitions	DEC 2001
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions on Subcontractor Sales to the Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Recission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity	JAN 1997
52.203-12	Limitation on Payments to Influence Certain Federal Transactions	JUN 1997
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority and Allocation Req.	SEP 1990
52.215-2	Audit and Records — Negotiation	JUN 1999
52.215-8	Order of Precedence – Uniform Contract Format	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data-Modifications	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data — Modifications	OCT 1997
52.215-14	Integrity of Unit Prices — Alt I (1997 OCT)	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	DEC 1998
52.215.18	Reversion or Adjustment of Plans for Post-retirement Benefits (PRB) Other Than Pensions	OCT 1997
52.215-19	Notification of Ownership Changes	OCT 1997
52.217-7	Option for Increased Quantity — Separately Priced Line Item	MAR 1989
52.219-6	Notice of Total Small Business Set-Aside	JUL 1996
52.219-16	Liquidated Damages — Subcontracting Plan	JAN 1999
52.222-1	Notice to the Government of Labor Disputes	FEB 1997
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002

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NUMBER	TITLE	DATE
52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action for Workers with Disabilities	JUN 1998
52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001
52.223-6	Drug Free Workplace	MAR 2001
52.223-14	Toxic Chemical Release Reporting	OCT 2000
52.225-8	Duty Free Entry	FEB 2000
52.225-13	Restrictions on Certain Foreign Purchases	JUL 2000
52.226-1	Utilization of Indian Organizations and Indian-Owned Economic Enterprises	JUN 2000
52.227-1	Authorization and Consent	JUL 1995
52.227-2	Notice and Assistance Regarding Copyright Infringement	AUG 1996

52.227-10	File of Patent Application — classified Subject Matter	APR 1984
52.230-2	Cost Accounting Standards	APR 1998
52.230-6	Administration of Cost Accounting Standards	NOV 1999
52.232-1	Payments	APR 1884
52.232-7	Payments Under Time and Material and Labor Hour Contracts	MAR 2000
52.232-11	Extras	APR 1984
52.232-16	Progress Payments Alt. I (MAR 2000)	FEB 2002
52.232-17	Interest	JUN 1996
52.232-23	Assignment of Claims	JAN 1986
52.232-25	Prompt Payment	FEB 2002
52.232-33	Payment by Electronic Funds Transfer — Central Contractor Registration	MAY 1999
52.232-34	Payment by Electronic Funds — Other than Central Contractor Registration	MAY 1999
52.233-1	Disputes, Alt. I (DEC 1991)	JUL 2002
52.233-2	Service of Protest	AUG 1996
52.233-3	Protest After Award	AUG 1996
52.234-1	Industrial Resources Developed Under Defense Production Act Title III	DEC 1994
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-2	Prod. Progress Reports	APR 1991
52.242-3	Penalty for Unallowable Costs	MAR 2001
52.242-12	Report of Shipment (REPSHIP)	JUL 1995
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes — —Fixed Price	AUG 1987
52.243-2	Changes — —Cost Reimbursement	AUG 1987
52.243-3	Changes-Time and Material or Labor Hours	SEP 2000
52.243-6	Change Order Accounting	APR 1984
52.243-7	Notification of Changes	APR 1984
52.244-2	Subcontracts Alt. I (AUG 1998)	AUG 1998
52.244-5	Competition in Subcontracting	DEC 1996

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NUMBER	TITLE	DATE
52.244-6	Subcontracting for Commercial Items	MAY 2002
52.245-19	Government Property Furnished “As Is”	APR 1984
52.248-1	Value Engineering	FEB 2000
52.246-24	Limitation of Liability — High Value Items	FEB 1997
52.247-58	Loading Blocking and Bracing of Freight	APR 1984
52.247-63	Preference for US-Flag Air Carriers	JAN 1997
52.247-64	Preference for Privately Owned U.S.- Flag Commercial Vessels, Alt. I (APR 1984)	JUN 2000
52.249-2	Termination for Convenience of the Government (Fixed-Price)	SEP 1996
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
II. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (DFARS) (48 CFR CHAPTER 2) CLAUSES/PROVISIONS

NUMBER	TITLE	DATE
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition on Persons Convicted of Fraud or Other Defense Contract Related Felonies	MAR 1999
252.203-7002	Display of DoD Hotline Poster	DEC 1991
252.204-7000	Disclosure of Information	DEC 1991
252.204.7002	Payment for Subline Items Not Separately Priced	DEC 1992
252.204.7003	Control of Government Personnel Work	APR 1992
252.204.7004	Required Central Contractor Registration	NOV 2001
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.205-7000	Provision of Information to Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisitions from Subcontractors Subject to On-Site Inspection Under the Intermediate-Range Nuclear Forces (INF) Treaty	NOV 1998
252.209-7001	Disclosure of Ownership or Control by the Government of a Terrorist Country	MAR 1998
252.209-7002	Disclosure of Ownership or Control by a Foreign Government	SEP 1994
252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terroritst Country	MAR 1998
252.215-7000	Pricing Adjustment	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.217-7023	Marking	DEC 1991
252.223-7004	Drug-Free Work Force	SEP 1988
252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials	APR 1993
252.225-7002	Qualifying Country Sources as Subcontractors	DEC 1991
252.225-7007	Buy American Act-Trade Agreements-Balance of Payments Program	SEP 2001
252.225-7008	Supplies to be Accorded Duty-Free Entry	MAR 1998
252.225-7009	Duty-Free Entry — Qualifying Country Supplies — (End Products and Components)	AUG 2000
252.225-7010	Duty Free Entry—Add’l Provisions	AUG 2000
252.225-7012	Preference for Certain Domestic Commodities	APR 2002

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NUMBER	TITLE	DATE
252.225-7014	Preference for Domestic Specialty Metals	MAR 1998
252.225-7015	Preference for Domestic Hand or Measuring Tools	DEC 1991
252.225-7026	Reporting of Contract Performance Outside the United States	JUN 2000
252.225-7031	Secondary Arab Boycott of Israel	JUN 1992
252.225-7036	Buy American Act—North American Free Trade Agreement Implementation Act—Balance of Payments Program	MAR 1998
252.227-7013	Rights in Tech Data — Non Commercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software	JUN 1995
252.227-7015	Technical Data — Commercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions — Computer Software	JUN 1995
252.227-7030	Tech Data — Withholding of Payment	MAR 2000
252.227-7032	Rights in Technical Data and Computer Software (Foreign)	JUN 1975
252.227-7036	Declaration of Tech Data Conformity	JAN 1997
252.227-7037	Valid. of Restr. Markings on Tech. Data	SEP 1999
252.231-7000	Supplemental Cost Principles	DEC 1991
252.235-7003	Frequency Authorization Alt. I	DEC 1991
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.236-7000	Modification Proposals — Price Breakdown	DEC 1991
252.242-7000	Postaward Conference	DEC 1991
252.243-7001	Pricing of Contract Modifications	DEC 1991
252.243-7002	Request for Equitable Adjustments	MAR 1998
252.246-7000	Material Inspection and Receiving Report	DEC 1991
252.246-7001	Warranty of Data	DEC 1991
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.251-7000	Ordering From Government Supply Sources	OCT 2002
1-2 QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DFARS 252.225-7002)(DEC 1991)
Subject to the restrictions in Section 225.872 of the Defense FAR Supplement, the contractor shall not preclude qualifying country sources and U.S. sources from competing for subcontracts under this contract.
(End of Clause)
1-3 SUPPLIES TO BE ACCORDED DUTY FREE ENTRY (DFARS 252.225-7008)(MAR 1998 )
In accordance with Paragraph (a) of the Duty-Free Entry clause and/or paragraph (b) of the Duty-Free Entry — Qualifying Country End Products and Supplies clause of this contract, the following supplies are accorded Duty-Free Entry:
1-4 FAR 52.203-12 LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 1997)
(a) Definitions.
“Agency,” as used in this clause, means executive agency as defined in 2.101.

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“Covered Federal action,” as used in this clause, means any of the following Federal actions:
(a)	The awarding of any Federal contract.

(b)	The making of any Federal grant.

(c)	The making of any Federal loan.

(d)	The entering into of any cooperative agreement.
(e) The extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.
“Indian tribe” and “tribal organization,” as used in this clause, have the meaning provided in section 4 of the Indian Self-Determination and Education Assistance Act (25 U.S.C. 450B) and include Alaskan Natives.
“Influencing or attempting to influence,” as used in this clause, means making, with the intent to influence, any communication to or appearance before an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any covered Federal action.
“Local government,” as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of a governmental duty, including a local public authority, a special district, an intrastate district, a council of governments, a sponsor group representative organization, and any other instrumentality of a local government.
“Officer or employee of an agency,” as used in this clause, includes the following individuals who are employed by an agency:
(a) An individual who is appointed to a position in the Government under title 5, United States Code, including a position under a temporary appointment.
(b) A member of the uniformed services, as defined in subsection 101(3), title 37, United States Code.
(c) A special Government employee, as defined in section 202, title 18, United States Code.
(d) An individual who is a member of a Federal advisory committee, as defined by the Federal Advisory Committee Act, title 5, United States Code, appendix 2.
“Person,” as used in this clause, means an individual, corporation, company, association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.
“Reasonable compensation,” as used in this clause, means, with respect to a regularly employed officer or employee of any person, compensation that is consistent with the normal compensation for such officer or employee for work that is not furnished to, not funded by, or not furnished in cooperation with the Federal Government.

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“Reasonable payment,” as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.
“Recipient,” as used in this clause, includes the Contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.
“Regularly employed,” as used in this clause, means, with respect to an officer or employee of a person requesting or receiving a Federal contract, an officer or employee who is employed by such person for at least 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person for receipt of such contract.
An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed as soon as he or she is employed by such person for 130 working days.
“State,” as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, and multi-State, regional, or interstate entity having governmental duties and powers.
(b) Prohibitions.
(1) Section 1352 of title 31, United States Code, among other things, prohibits a recipient of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions: the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.
(2) The Act also requires Contractors to furnish a disclosure if any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a Federal contract, grant, ban, or cooperative agreement.
(3) The prohibitions of the Act do not apply under the following conditions:
(i) Agency and legislative liaison by own employees.
(A) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee o4f a person requesting or receiving a covered Federal action if the payment is for agency and legislative liaison activities not directly related to a covered Federal action.
(B) For purposes of subdivision (b)(3)(i)(A) of this clause, providing any information specifically requested by an agency or Congress is permitted at any time.

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(C) The following agency and legislative liaison activities are permitted .at any time where they are not related to a specific solicitation for any covered Federal action:
(1) Discussing with an agency the qualities and characteristics (including individual demonstrations) of the person’s products or services, conditions or terms of sale, and service capabilities.
(2) Technical discussions and other activities regarding the application or adaptation of the person’s products or services for an agency’s use.
(D) The following agency and legislative liaison activities are permitted where they are prior to formal solicitation of any covered Federal action—
(1) Providing any information not specifically requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;
(2) Technical discussions regarding the preparation of an unsolicited proposal prior to its official submission; and
(3) Capability presentations by persons seeking awards from an agency pursuant to the provisions of the Small Business Act, as amended by Pub. L. 95-507, and subsequent amendments.
(E) Only those services expressly authorized by subdivision (b)(3)(i)(A) of this clause are permitted under this clause.
(ii) Professional and technical services.
(A) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of—
(1) A payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action.
(2) Any reasonable payment to a person, other than an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.
(B) For purposes of subdivision (b)(3)(ii)(A) of this clause, “professional and technical services” shall be limited to advice and analysis directly applying any professional or technical discipline. For example, drafting of a legal document accompanying a bid or proposal by a lawyer is allowable. Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in thenegotiation of a contract is allowable. However, communications with the intent to influence made by a professional (such as a licensed lawyer) or a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or

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analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communications with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her client’s proposal, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly, communications with the intent to influence made by an engineer providing an engineering analysis prior to the preparation or submission of a bid or proposal are not allowable under this section since the engineer is providing technical services but not directly in the preparation,, submission or negotiation of a covered Federal action.
(C) Requirements imposed by or pursuant to law as a condition for receiving a covered Federal award include those required by law or regulation and any other requirements in the actual award documents.
(D) Only those services expressly authorized by subdivisions (b)(3)(ii)(A)(1) and (2) of this clause are permitted under this clause.
(E) The reporting requirements of FAR 3.803(a) shall not apply with respect to payments of reasonable compensation made to regularly employed officers or employees of a person.
(c) Disclosure.
(1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB standard form LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b)(1) of this clause, if paid for with appropriated funds.
(2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (c)(1) of this clause. An event that materially affects the accuracy of the information reported includes—
(i) A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered Federal action; or
(ii) A change in the person(s) or individual(s) influencing or attempting to influence a covered Federal action; or
(iii) A change in the officer(s), employee(s), or Member(s) contacted to influence or attempt to influence a covered Federal action.
(3) The Contractor shall require the submittal of a certification, and if required, a disclosure form by any person who requests or receives any subcontract exceeding $100,000 under the Federal contract.
(4) All subcontractor disclosure forms (but not certifications) shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor. Each subcontractor certification shall be retained in the subcontract file of the awarding Contractor.
(d) Agreement. The Contractor agrees not to make any payment prohibited by this clause.
(e) Penalties.

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(1) Any person who makes an expenditure prohibited under paragraph (a) of this clause or who fails to file or amend the disclosure form to be filed or amended by paragraph (b) of this clause shall be subject to civil penalties as provided for by 31 U.S.C. 1352. An imposition of a civil penalty does not prevent the Government from seeking any other remedy that may be applicable.
(2) Contractors may rely without liability on the representation made by their subcontractors in the certification and disclosure form.
(f) Cost allowability. Nothing in this clause makes allowable or reasonable any costs which would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.
1-5 FAR 52.216-18 ORDERING (OCT 1995)
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of contract through no later than 5 years after contract award.
(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.
(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.
(End of Clause)
1-6 FAR 52.216-19 ORDER LIMITATIONS (OCT 1995)
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than one, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor —
(1) Any order for a single item in excess of 1,026;
(2) Any order for a combination of items in excess of 1,710; or
(3) A series of orders from the same ordering office within 365 days that together call for quantities exceeding the limitation in subparagraph (b)(1) or (2) of this section.
(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.
(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within _5___days after issuance, with written notice stating the Contractor’s intent not to

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ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.
(End of Clause)
1-7 FAR 52.216-22 INDEFINITE QUANTITY (OCT 1995)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after no later than 5 years after contract award.
(End of Clause)

SECTION J: LIST OF ATTACHMENTS

Attachment (1):	Statement of Work

Attachment (2):	System Specification, with Attachment A — Airborne Equipment Container

Attachment (3):	Contract Data Requirements Lists (DD Form 1423) A001, A002, A003, A004, A005, A006, B001, B002, 0001, C002, D001, D002, E001, and E002.

Attachment (4):	Incorporated by reference: AeroVironment Inc., Final Technical Proposal, dated 3 October 2003, on Solicitation M67854-03-R-1012

J-1

ATTACHMENT 1 — ISURRS SOW	18 Dec 2002
M67854-03-R-1012
Statement of Work
for
Interim Small Unit Remote
Scouting System
(ISURSS)
Prepared by
Marine Corps Systems Command

ATTACHMENT 1 — ISURRS SOW	18 December 2002
M67854-03-R-1012
Table of Contents

1.0	SCOPE				3
	1.1	Program Background.			3
		1.1.1		Overview.	3
		1.1.2		System Description.	3
		1.1.3		Acquisition Strategy.	3
2.0	Guidance Documents				3
3.0	Requirements				4
	3.1	General.			4
	3.2	Program Management.			4
		3.2.1		Program Planning.	4
		3.2.2		Control.	4
	3.3	Systems Engineering (SE).			4
		3.3.1		Data Management.	5
		3.3.2		System Safety and Health.	5
		3.3.3		Warranty.	5
		3.3.4		Reliability Program.	5
		3.3.5		Acceptance Test Procedures.	5
		3.3.6		Quality Management System.	6
	3.4	Configuration Management.			6
		3.4.1		Engineering Drawings.	6
		3.4.2		Baseline Management.	6
		3.4.3		Configuration Control.	6
			3.4.3.1	Engineering Change Proposals (ECPs).	6
		3.4.4		Configuration Audits.	6
			3.4.4.1	Physical Configuration Audit (PCA).	6
	3.5	System Integration.			7
	3.6	Sustaining Engineering and Design Support.			7
	3.7	Contractor Logistics Support (CLS).			7
		3.7.1		Maintenance Concept.	7
		3.7.2		Packaging, Handling, Storage and Transportation (PHS&T).	8
		3.7.3		Supply Support.	8
			3.7.3.1	Initial Spares.	9
		3.7.4		Post Deployment Software Support.	9
	3.8	Fielding Support.			9
	3.9	Meetings, Formal Reviews, Conferences, and Audits.			9

ATTACHMENT 1 — ISURRS SOW	18 December 2002
M67854-03-R-1012
1.0 SCOPE
1.1 Program Background.
1.1.1 Overview.
This Statement of Work (SOW) defines the effort required for the production of Dragon Eye (DE) unmanned air vehicles (UAVs), Ground Control Station (GCS) and Field Support Kit. The document also includes planning for technical support and contractor logistics support of the fielded systems. (See Section 3.0 for details regarding technical and logistics support.)
1.1.2 System Description.
The following is a definition of “one” ISURSS as it is known today. In accordance with the government’s evolutionary acquisition strategy, the USMC expects the definition to change as the system evolves and matures. The definition is for informational purposes only. An ISURSS consists of:
•	three (3) Dragon Eye air vehicles, each with an interchangeable payload nose containing a color daylight imager and an interchangeable payload nose containing a monochrome low light imager and three (3) Modular Lightweight Load-Carrying (MOLLE) vest-compatible backpack storage containers (for carrying the previous items);

•	one (1) Ground Control Station (GCS) with a laptop computer, communications control box, cables, two bungee launchers and one (1) Field Support Kit .
1.1.3 Acquisition Strategy.
The Interim Small Unit Remote Scouting System (ISURSS) is an evolutionary acquisition program that provides Marine Corps small unit maneuver and support Commanders with real-time tactical and reconnaissance/surveillance information. The DE UAV was selected as the vehicle to meet the operational requirements of the ISURSS air vehicle. ISURSS will transition into SURSS consistent with the program’s evolutionary acquisition strategy. The SURSS ORD describes time-phased requirements that incrementally incorporate block upgrades for improved performance of the system every two years. Each block upgrade (an increment in capability) will have its own levels of required capabilities established by the Fleet. Block changes to the baseline DE system design will be made through the Engineering Change Proposal (ECP) process. The Government will approve ECPs for block upgrades in performance or logistics supportability. The ECP process will be driven by the maturation of technologies and the evolving needs of the owning units.
2.0 Guidance Documents
The following table identifies guidance documents that may serve as references for performing the contract.

Current Reference	Revision Date	Title
IEEE 1220		System Engineering Principles
MIL-HDBK-61A	30 Sep 1997	Configuration Management
MIL-HDBK-881	2 Jan 1998	Work Breakdown Structure
MIL-STD-882D	10 Feb 2000	System Engineering Principles
MIL-DTL-3100B	14 Dec 2001	Technical Data Packages
MCSC Draft Document	TBD	DE Acquisition Logistics Support Plan

ATTACHMENT 1 — ISURRS SOW	18 December 2002
M67854-03-R-1012
3.0 Requirements
3.1 General.
The work required by this contract shall be performed in accordance with the System Specification and this SOW. The contractor shall provide technical support including, but not limited to, program management, systems engineering, configuration management, systems integration, sustaining engineering and design support, fielding support, and contractor logistics support to ensure that delivery schedules, performance requirements and overall supportability of ISURSS is accomplished as set forth in the SOW and system specification. Details on these tasks are provided below (see paragraphs 3.2 to 3.8.) The contractor shall propose and provide one composite labor rate to support the level of effort listed in Section B. This shall be at a fixed hourly rate with individual tasking to be determined with individual task orders.
3.2 Program Management.
A Program Manager shall be identified to serve as the principal representative of the contractor throughout the contract performance period. This individual shall coordinate with the Marine Corps Systems Command (MCSC) DE Program Manager for all activities related to successful performance of the contract, including coordination of financial management issues, schedules, hardware deliveries, interface with Marine Corps logistics activities, and conduct of appropriate meetings and reviews with government personnel. At all times, the contractor’s Program Manager shall have the responsibility for ensuring overall contract performance. The contractor shall establish and maintain a management structure to accomplish program planning, scheduling and control. The contractor shall provide data to support the Government’s budget planning effort to include but not be limited to contractor logistics support, program management and procurement costs. (DI-MGMT-80227, Contractor’s Progress, Status and Management Report)
3.2.1 Program Planning.
The contractor shall plan for and establish processes to meet the program’s requirements throughout the period of performance. The contractor shall ensure that the administration, manning, engineering, financial management and other tasks are accomplished such that the system’s basic requirements and performance improvements anticipated in the evolutionary upgrade strategy of DE are met.
3.2.2 Control.
The contractor shall identify its management team to the Government. The contractor shall notify the Government of any changes regarding authority, responsibility, or key personnel changes made by the contractor during the period of performance. This notification shall be provided to the Government within ten working days after the effective date of the change.
3.3 Systems Engineering (SE).
The contractor shall establish and maintain a systems engineering program throughout the production and deployment phases of the program. The SE efforts will use research and design to ensure that new system requirements are incorporated into the baseline design to meet the technical specifications of new block upgrades to the system. The contractor shall integrate reliability, maintainability, safety, survivability, human engineering, environmental safety and health, corrosion prevention, spectrum supportability and other such factors into the total engineering effort to meet cost, schedule, supportability and technical performance objectives. The contractor shall participate in quarterly program reviews and program

ATTACHMENT 1 — ISURRS SOW	18 December 2002
M67854-03-R-1012
Integrated Product Teams (IPTs). The contractor shall develop a Contract Work Breakdown Structure. (DI-MGMT-81334, Contract Work Breakdown Structure)
3.3.1 Data Management.
The contractor shall establish a system for management of all data required under this contract. The system shall include facilities for storage of all data developed or used for this contract, and shall provide unlimited access to data by the Government. The contractor shall ensure all data is available for Government review. The Government reserves the right to review all data associated with and developed for ISURSS.
3.3.2 System Safety and Health.
The contractor shall establish a safety and health program to identify, evaluate, reduce, or eliminate unacceptable hazards in accordance with section A.4 of MIL-STD-882D. The contractor shall document the mishap risk being assumed by the managing activity in a Safety Assessment Report (SAR). (DI-SAFT-80102B, Safety Assessment Report (SAR)) The contractor shall update the SAR in conjunction with changes to the system design if such changes impact system safety. An acceptable hazard is defined as a hazard having a mishap risk assessment value between 10 and 20 as defined in Table A-III of MIL-STD-882D.
3.3.3 Warranty.
The contractor shall propose a warranty program sufficient to support the operational profile of the platform (e.g., mission, reliability, maintenance, etc.). The contractor shall include Original Equipment Manufacturer warranty provisions in his program. Duration and limitations of the warranty, provisions for extended warranty, and other evidence of the quality of product design and customer service shall be addressed. Warranty provisions shall include contractor costs related to time and travel as well as procedures for execution of a warranty program. If the correction of defects by the contractor during the warranty period requires a change to the engineering drawings (see paragraph 3.4.1), the contractor shall revise the drawings to reflect the change. The contractor will serve as the intermediary between Marine Corps units and sub-contracted vendors on warranty issues related to COTS components of the ISURSS. Warranty labels will be used on the laptop computer to differentiate the laptops as ISURSS assets to be maintained by the ISURSS (DE prime) contractor. The labels should identify the ISURSS contractor’s administrative point of contact for all work under the warranty.
3.3.4 Reliability Program.
The contractor shall establish and maintain a Reliability Program to ensure ISURSS meets the reliability standards set forth in the system specification. A process to collect component reliability data shall be established to record the status of equipment throughout the life of the components. The program shall encompass all aspects of reliability with respect to design, selection of components, reliability predictions, and testing (if conducted). The reliability program shall demonstrate effective execution for the contractor’s approach as provided in the contract. The contractor shall provide to the Government, progress on achieving increased reliability during program review meetings.
3.3.5 Acceptance Test Procedures.
Within fifteen (15) days after contract award, and before beginning production, the contractor shall propose acceptance test procedures for Government approval. The procedures shall be updated by the Contractor as changes to the baseline system occur.

ATTACHMENT 1 — ISURRS SOW	18 December 2002
M67854-03-R-1012
3.3.6 Quality Management System.
The Contractor’s quality management system shall ensure product conformation to contractual requirements. The Contractor shall make available all quality management documentation for the Government to review upon request.
3.4 Configuration Management.
Using MIL-HDBK-61 for guidance, the contractor shall implement a configuration management program for the control of all configuration documentation, hardware and software comprising ISURSS. At a minimum, the contractor’s configuration management program shall consist of configuration identification, configuration control, configuration status accounting, and configuration audits.
3.4.1 Engineering Drawings.
The Contractor shall update engineering support phase drawings to fully define the DE system. (DI-SESS-81002B, Developmental Drawings and Associated Lists). These drawings shall be used as the engineering data for procuring, controlling, and using materials, parts, and assemblies, whether produced in-house or vendor-supplied. These drawings shall also be used for the manufacture, assembly, inspection, testing, and configuration management of the materials, parts, modules, subassemblies, and assemblies of the equipment covered by this contract.
3.4.2 Baseline Management.
The baseline is established at the acceptance of the Physical Configuration Audit report documenting the functional and physical characteristics of the DE system. The baseline will be verified by the Government after successful completion of the PCA.
3.4.3 Configuration Control.
The contractor shall implement configuration control methods and procedures that maintain the integrity and traceability of the established baseline. Changes to established baselines shall only be made after Government approval of the ECP.
3.4.3.1 Engineering Change Proposals (ECPs).
After the baseline is established, proposed changes to the DE system must be submitted as an engineering change proposal. (DI-CMAN-80639C, Engineering Change Proposal (ECP)) Major engineering changes shall be submitted to the Government for approval or disposition. A major engineering change is defined as a change that would affect or impact any of the following factors outside of limits or tolerances stated in the contract or performance specification: performance, RAM, survivability, weight, balance, safety-environmental-health, supportability, interchangeability, electromagnetic profile or interface.
3.4.4 Configuration Audits.
3.4.4.1 Physical Configuration Audit (PCA).
The Government and the contractor shall conduct the PCA using the first production DE air vehicles and ground control stations. The PCA shall verify the engineering drawings reflect the production configuration of existing and all newly developed or modified portions of the system. The PCA includes a detailed review of engineering drawings, specifications and other referenced data used in the production

ATTACHMENT 1 — ISURRS SOW	18 December 2002
M67854-03-R-1012
of the ISURSS equipment. The contractor shall document the results of the PCA after the audit and shall correct all audit discrepancies identified in the Configuration Audit Summary Report. (DI-CMAN-81022C (PCA) – Configuration Audit Summary Report (Physical)) The contractor shall also produce a completed package of validated documents, forms and recommendations to the Government.
3.5 System Integration.
The contractor is responsible for integrating the hardware and software products, subsystems and components, and systems engineering processes into a total system. The contractor shall establish and maintain a program that integrates all system components and related technical parameters to ensure compatibility of all physical, functional and program interfaces in a manner that optimizes the total system design. The contractor shall be responsible for acquiring all system components (i.e. autopilots, software seats and laptop computers) and integrating such components into the subsystems (the air vehicle and ground control station) such that hardware delivered to the field is ready for flight operations.
3.6 Sustaining Engineering and Design Support.
The contractor shall engineer and design future modifications and performance upgrades to ISURSS. Such support might include assistance with refining mission roles, field support for test and evaluation, detailed performance analysis, resolution of technical problems and failure remedies. Assistance with battery certification, flight clearance revisions and frequency spectrum requirements may also be required.
3.7 Contractor Logistics Support (CLS).
The contractor shall propose, establish, and maintain a logistics support program that ensures ISURSS complies with the operational readiness and supportability requirements in the system specification. The contractor shall propose and provide one composite labor rate to support the level of effort listed in Section B. This entry shall be at a fixed hourly rate with individual tasking to be determined with individual task orders. The contractor shall appoint a leader for the Logistics IPT. Support shall be provided for all systems fielded to the Government (including those assets deployed worldwide). CLS is required during peacetime and wartime and shall be provided from initial fielding through disposal of the system. All maintenance and repair not identified as an organizational responsibility in paragraph 3.7.1 shall be the responsibility of the ISURSS contractor. CLS also includes the following: replenishment of consumables and reparables, maintenance float and failure and trend analysis. The contractor shall also provide technical assistance for ISURSS system hardware and software (see also paragraph 3.7.4 on PDSS). This assistance shall be available initially during normal business hours through the telephone and intemet but may be expanded to continuous service during emergency conditions as defined by the Government. Contractor technical representatives shall advise and make recommendations to Government personnel with respect to operation, maintenance, repair, and parts supply for the equipment furnished under this contract. Within two years of initial fielding, the contractor shall establish an automated interface to support the Defense Logistics Agency’s supply system and the Defense Finance and Accounting Service’s invoice and billing system.
3.7.1 Maintenance Concept.
DE will be supported by a three level (organizational, intermediate, and depot) maintenance concept with a mix of organic and contractor logistics support for the life of the system. Organic maintenance is performed by Marines at the organizational (and perhaps the intermediate) level(s) as driven by readiness requirements and organic capability. Initially, organizational maintenance shall consist of simple tasks performed by the operator before each mission and at intervals recommended by the prime contractor.

ATTACHMENT 1 — ISURRS SOW	18 December 2002
M67854-03-R-1012
The DE technical manual will list complete maintenance tasks and procedures. Intermediate maintenance will consist of a system and/or component direct exchange function performed by the Force Service Support Group.(FSSG) or service support element of the Marine Air Ground Task Force (MAGTF). The contractor shall provide Depot maintenance and all support beyond the capabilities of organic units as stated below.
The contractor shall establish and maintain a support infrastructure aligned with, and fully supportive of, the Marine Corps’ maintenance concept for ISURSS. (The contractor may refer to the DE Acquisition Logistics Support Plan for additional details.) The ISURSS maintenance concept is defined below:
•	Organizational Level Maintenance. Organizational level maintenance includes inspection, inventory, cleaning, and performance of operational test procedures. It also includes basic airframe maintenance, limited removal and replacement of system components, repair of cables and loose connections, rechargeable battery maintenance, and general fault diagnostics of the ground control station (GCS) using manufacturer provided software. Hardware requiring maintenance beyond these tasks will be returned to the contractor for repair.

•	Intermediate Level Maintenance. Intermediate level maintenance will consist of a system and/or component direct exchange function between the owning unit and the contractor.

•	Depot Level Maintenance. Depot level maintenance shall consist of repairing ISURSS subsystem, components and circuit card assemblies. Repaired items shall either be placed back in service or readied for reissue. The Contractor shall perform the acceptance test procedures (see paragraph 3.3.5) on repaired items prior to reissue. The contractor shall dispose of non-repairable components.
The contractor shall document the maintenance procedures, tasks and processes to perform maintenance on all components of the DE system. The contractor shall also assist the Program Office in transitioning maintenance tasks from the CLS to the USMC organizational and intermediate level maintenance units as ISURSS matures. Such support may include development of technical data and training processes and procedures.
3.7.2 Packaging, Handling, Storage and Transportation (PHS&T).
The contractor shall develop and provide packaging and shipping materials for ISURSS and its reparable components for delivery and exchange of the hardware with the owning units. The contractor shall provide point-to-point delivery of ISURSS components to intermediate level maintenance activities supporting owning units.
3.7.3 Supply Support.
Supply support shall include forward positioning and delivery of ISURSS spare and replacement parts and components to installations and activities throughout the world (as set forth in delivery instructions), as well as provisions for supporting operations during wartime. Current operational requirements establish shipment of replacement parts/components within seventy-two (72) hours response time from the contractor’s receipt of notification for service. Weekend days are included in the 72-hour window. The contractor shall provide 7 day 24 hour points of contact, telephone numbers and e-mail addresses for owning units to request support. The Government reserves the right to implement a priority delivery system to meet contingency requirements during the life of the contract. Beginning with receipt of initial delivery quantities, the contractor shall establish the capability to expand the scope of support as additional quantities are fielded. Quantities of spare parts shall be reviewed by the logistics IPT and adjusted to support readiness, availability and maintenance goals established in the System Specification.

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The contractor shall be the source of supply for all DE systems, consumables and reparable items. The contractor shall be responsible for ensuring parts and service delivery, quality of all products, and compliance with the agreed upon terms of service.
3.7.3.1 Initial Spares.
The contractor’s proposal shall contain a list of the recommended spare parts to support initial fielding of the DE systems. Initial spares include reparable and consumable parts and components needed to fill the supply pipeline to support DE fielding.
3.7.4 Post Deployment Software Support.
The contractor shall propose a software support plan that allows for development and modification of the system software based on readiness issues and the evolving needs of the owning units. At a minimum, this plan shall include procedures to correct software deficiencies, provide for new or revised operator and maintenance routines, and eliminate unused features. The Government anticipates that a new version of the system software will be released annually. The contractor shall establish a help desk function, available during normal business hours. The Government reserves the right to request expansion of this contractor provided capability in response to operational needs. System software changes will be formally boarded through the CCB with follow-on actions to include but not limited to: software update distributions, backward compatibility, review of training materials, etc.
3.8 Fielding Support.
As an integral part of the fielding team during system deployment, the contractor’s representative will brief the contractor’s logistics support capabilities and procedures, and will provide the unit the contractor’s points of contact. If required, the contractor will provide a technical representative to assist training teams fielding new versions of the system software. The contractor shall provide a technical interface to the Government’s training manager to support the development of training materials for the baseline design and future changes to the system. The contactor shall identify a representative to participate on the Training IPT. The contractor will review the accuracy of operator and maintenance manuals and will propose changes in accordance with hardware or software revisions.
3.9 Meetings, Formal Reviews, Conferences, and Audits.
The contractor shall plan, host, attend, coordinate, and support the meetings, formal reviews, conferences, and audits (hereinafter called “reviews”) described below. The reviews shall be conducted at both government and contractor facilities. Reviews requiring demonstration and/or examination of equipment shall be conducted at the contractor’s facility. All such reviews shall be included in the program schedule and may be held concurrently with the Government’s approval. The contractor shall prepare agendas and conference presentation materials, and provide minutes and reports following each review. The Government reserves the right to cancel any review or to require any review to be scheduled or rescheduled at critical points during the period of performance. Action item documentation, assignment of responsibility for completion and due dates shall be determined prior to adjournment of all reviews. A summary of all action items, responsible party, and estimated completion date shall be included with the minutes.
•	Post Award Conference. A post award conference shall be held at the contractor’s facility within 30 days after contract award. The purpose of this review is for the contractor to review and demonstrate to the Government the management procedures, provide progress assessments, review of technical and other specialty area status, and to establish schedule

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dates for near term critical meetings/actions. The contractor shall present the management team, identify key personnel, and outline program implementation processes.

•	Integrated Product Team (IPT) Meetings. On the average of once every three months, or at the discretion of the Government, various IPTs shall meet to review program progress. The meetings shall be held at times and places mutually agreed to. At a minimum, the agendas shall provide for status reporting, analysis of problem areas, evaluation of schedules and proposed changes to the program. Open agenda items shall be assigned to a contractor or Government team member for action. Each assigned action item shall have a completion date and the action officer shall provide the status of action at subsequent meetings.

•	Program Reviews. At least semi-annually, a review of the program will be conducted to discuss programmatic issues and status.